OptimumBank Holdings, Inc.

March 31, 2025

(NYSE American: OPHC)

Forward-Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general economic conditions, either nationally or in our market areas, that are worse than expected; our ability to access cost-effective funding; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; the rate of delinquencies and amounts of loans charged-off; fluctuations in real estate values and both residential and commercial real estate market conditions; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to capitalize on strategic opportunities; our ability to successfully introduce new products and services, enter new markets; our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; our ability to retain our existing customers; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; changes in our organization, compensation and benefit plans; changes in the quality or composition of our loan or investment portfolios; a breach in security of our information systems, including the occurrence of a cyber incident or a deficiency in cyber security; technological changes that may be more difficult or expensive than expected; the failure to attract and retain skilled people; and the fiscal and monetary policies of the federal government and its agencies.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Leadership Team

Experienced Team with Strong Ties to the Community

Moishe Gubin
Chairman of the Board

- **Director of OptimumBank Holdings, Inc. (Company) and OptimumBank (Bank) since March 2010**
- **Chief Executive Officer of Strawberry Fields REIT** (**NYSE: STRW**), an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center.
- Licensed Certified Public Accountant in the State of New York since 2010

Timothy Terry
President, CEO

- **Principal Executive Officer for the Company since 2016 and Chief Executive Officer of the Bank since February 2013**
- **35+ years of banking experience** having previously served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank
- Received BBA degree in finance from Western Michigan University and a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware

---

Elliot Nunez
EVP, CFO

- **Chief Financial Officer of the Bank since February 2020**
- Currently serves in the following committees: Audit, BSA/Compliance, ALCO, Operations, and IT/Security Committees
- **Previously served as Chief Financial Officer for Brickell Bank and Mellon United National Bank** where he was responsible for the overall direction, control, and management of the finance division
- Also previously worked at KPMG LLP as a Senior Manager where he delivered assurance and advisory services to banking clients
- Licensed as both a Certified Public Accountant and a Chartered Global Management Accountant.

Business Evolution and Milestones

2000
OptimumBank.com opened for business in Plantation, FL

2004
Deerfield branch is opened

2004
Fort Lauderdale branch is opened

2004
Bank changed name to **OptimumBank**

2006
OptimumBank Holdings began trading on NASDAQ

2020
Bank celebrated its 20-year anniversary

2021
Growth to over $335 million in assets

2022
Growth to over $585 million in assets

2023
Growth to over $791 million in assets

2024
Growth to $933 million in assets
Opened N. Miami Beach branch
OptimumBank Holdings began trading on **NYSE American**

1Q25
Growth to over $977 million in assets

OptimumBank Holdings, Inc. Overview – as of 1Q 2025

Holding Company for OptimumBank

$977 Million in Total Assets

- 93% Loan / Deposit ratio
- $800 million Gross loan portfolio
- $853 million Deposits

NYSE American(1): OPHC

- Common shares outstanding: 11,751,082
- Stock price / Non-diluted tangible book value: 0.45 (2)
- Total pro-forma shares : 23,390,612 (3)
- Stock price / Diluted tangible book value: 0.89 (3 & 4)

3 Locations

- Headquarters in Fort Lauderdale, FL
- Deerfield branch
- North Miami branch

Profitability

- ROAE (NI): 14.66%
- ROAE Core(5): 19.06%
- Net interest margin: 4.06%

(1):Until December 30, 2024, our common stock was listed on the Nasdaq stock market. Effective December 31, 2024, our common stock began trading on The NYSE American.
(2): Tangible book value per share (not-diluted) of $9.19 and closing stock market price of $4.11 per share on March 31, 2025.
(3): Non-GAAP measure, fully diluted shares consist of 11,751,082 common shares outstanding plus 525,641 Series C Convertible Preferred shares which can be converted into one share of common stock at any time at the option of the holder, and 11,113,889 Series B Preferred shares which can be converted to common shares at the option of the Company, subject to the prior fulfilment of the following conditions: (i) such conversion shall have been approved by the holders of a majority of the outstanding common stock of the Company; and (ii) such conversion must not result in any holder of the Series B Preferred Stock and any persons with whom the holder may be acting in concert, becoming the beneficial owners of more than 9.9% of the outstanding shares of the Company's common stock, unless the issuance, shall have been approved by all banking regulatory authorities whose approval is required for the acquisition of such shares.
(4): Tangible book value per fully diluted share of $4.62 and closing stock market price of $4.11 per share on March 31, 2025.
(5): Non-GAAP measure

Florida Market Trends and Advantages

GDP[1]

- ❑ Florida has a GDP of $1.35 Trillion Dollars
- ❑ Florida's GDP growth is ranked third in the country
- ❑ South Florida accounts for 1/3rd of Florida GDP
- ❑ Miami-Fort Lauderdale-West Palm Beach, FL (MSA) Real GDP of $533.7 billion, growing 8.8% vs 2.9% for US 2019-2023

Population & Employment[2]

- ❑ Florida is the 3rd most populous state, with 23 million people
- ❑ Florida is growing at 2% annually, 3 times the national average of .6%
- ❑ Florida's population over age 65, is expected to reach 25% by 2030, a segment associated with greater wealth
- ❑ Unemployment rate of 3.6%, versus national average of 4.2%

Real Estate[3]

- ❑ Florida's robust real estate market creates mortgage lending opportunities unique to our region
- ❑ Florida is still seeing expansion in retail, industrial, and hospitality investment and development
- ❑ Florida in general and South Florida in particular, maintains ultra low vacancy rates and continuing rent growth


Beach
Boca Raton
Optimum Bank
Coral Springs
Lighthouse Point
OptimumBank
Sunrise
Oakland Park
Fort Lauderdale
Davie
Dania Beach
Pembroke Pines
Hollywood
Hallandale Beach
Miami Gardens
Optimum Bank
Hialeah
Miami Beach
Miami Beach
Miami
Key Biscayne

(1) Sources: U.S. Bureau of Economic Analysis (BEA) as of March 31, 2024 and The Capitalist Florida Economic Forecast 2025 as of Feb. 2025
(2) Sources: The Florida Legislature Office of Economic and Demographic Research as of March 31, 2024 and U.S Bureau of Labor Statistics, Employment Situation Report as of March 2025
(3) Source: Miami Realtors Southeast Florida Housing Outlook 2025-2026

Our History, Transformation and Significant Growth and Expansion

Employee Count



38
48
60
73
78
2021
2022
2023
2024
1Q25

Noninterest Expense ($000)

As of 1Q25, $5,626 (annualized $22,504)



$6,936
$9,938
$14,661
$19,460
$22,504
2021
2022
2023
2024
1Q25
Annualized

Total Assets ($000)



36.94% CAGR
$351,878
$585,219
$791,254
$932,933
$977,468
2021
2022
2023
2024
1Q25

Expansion of Franchise Footprint

- 2000: First branch was opened in Plantation
- 2004: Deerfield branch was opened
- 2004: Fort Lauderdale branch was opened
- 2021: Plantation branch closed
- 2024: North Miami Beach branch opened

Profitability Improvement

Net Interest Margin (%)



3.56
3.53
3.75
3.83
4.06
2021
2022
2023
2024
1Q25

Net Earnings Core: Pretax, Pre-provision Earnings ($000)

As of 1Q25, $5,031 (annualized $20,124)



$4,242
$8,858
$12,504
$19,853
$20,124
2021
2022
2023
2024
1Q25
Annualized

Growth and Momentum Across all Areas

Lending

Gross Loans ($000)

December 31, 2021-March 31, 2025, Gross Loans CAGR



42.80% CAGR
$251,399
$483,378
$680,071
$804,240
$800,244
2021
2022
2023
2024
1Q25

Deposits

Total Deposits ($000)

December 31, 2021-March 31, 2025, Deposits CAGR



39.01% CAGR
$292,457
$507,899
$639,581
$772,195
$852,934
2021
2022
2023
2024
1Q25

Non-Interest Income

Total Non-Interest income ($000)

December 31, 2021-March 31, 2025, Non-Interest Income CAGR
As of 1Q25, $1,231 (annualized $4,924)



36.91% CAGR
$1,774
$2,960
$3,452
$4,623
$4,924
2021
2022
2023
2024
1Q25 Annualized

Composition as of March 31, 2025



Consumer, 6.49%
Residential, 8.95%
Commercial, 6.32%
Multi-Family, 7.95%
Land and construction, 10.04%
Commercial Real Estate, 60.25%

Yield on Loans:	6.83%



Time Deposits, 38%
IB Deposits, 34%
NIB Deposits, 28%

Cost of IB Deposits:	3.58%



ntal (Category) Axis
Loan Fees, 1.30%
Deposit Account Fees, 32.26%
Wire / ACH Fees, 66.45%

Leading Core Deposit Franchise as of March 31, 2025

$852,934,000	• Total Deposits
$235,779,000	• Noninterest Bearing Deposits
3.58%	• Cost of Total Interest-Bearing Deposits

Areas of Focus

- Keys to Success
  - ✓ Dedicated Deposit Relationship Managers
  - ✓ Merchant Cash Advance Industry

Composition by Branches



11.00%, Deerfield
(1)
1.12%, North Miami Beach
87.89%, Fort Lauderdale

1) North Miami Beach branch opened on July 8, 2024

Credit Trends

Allowance for Credit Losses / Loans (%)


1.22%
1.20%
1.13%
1.08%
1.03%
1.19%
2021
2022
2023
2024
1Q25
National Peers (1)
OPTIMUMBANK

Non-Performing Assets / Total Assets (%)


0.00%
0.00%
0.13%
0.81%
0.77%
0.48%
2021
2022
2023
2024
1Q25
National Peers (1)
OPTIMUMBANK

- Resolution of $5.6mm nonaccrual loan included in the $7.5mm total 1Q25 NPAs occurred in April '25

Net Charge Offs / Avg Loans (%)


0.00%
0.21%
0.13%
0.19%
0.12%
0.17%
2021
2022
2023
2024
1Q25
National Peers
OPTIMUMBANK

1): Peers consist of 51 publicly traded U.S. banks as of March 31, 2025, with total assets between $600 million to $3 billion.

Loan Detail

Industry Classification Breakdown
(as of March 31, 2025)



Consumer, 6.49%
Residential, 8.95%
Commercial, 6.32%
Multi-family, 7.95%
Land and Construction, 10.04%
Commercial real estate, 60.25%

Loan Growth by Loan Portfolio
(December 31, 2021-March 31, 2025)



Commercial
257%
Land and construction
2030%
Consumer
128%
Residential Real Estate
120%
Multi-Family Real Estate
31%
Commercial Real Estate
272%
2021
2022
2023
2024
1Q25

Loan Balances ($000)	2021	2022	2023	2024	1Q25
Commercial Real Estate	$ 129,468	$ 310,695	$ 422,680	$ 485,671	$ 482,113
Multi-Family Real Estate	$ 48,592	$ 69,555	$ 67,498	$ 64,001	$ 63,615
Residential Real Estate	$ 32,583	$ 50,354	$ 71,400	$ 74,064	$ 71,638
Consumer	$ 22,827	$ 30,323	$ 44,023	$ 50,399	$ 51,955
Land and construction	$ 3,772	$ 17,286	$ 32,600	$ 77,295	$ 80,338
Commercial	$ 14,157	$ 5,165	$ 41,870	$ 52,810	$ 50,585

Focus on Liquidity and Quality as of March 31, 2025

- $167MM of Available Liquidity
  - Including Cash and unpledged Investments Available for Sale
  - Liquid assets as a percent of deposits is 19.5%

- $255M of Off-Balance Sheet Liquidity Sources
  - Including FHLB, Federal Reserve Bank, and Fed Funds lines

- $219MM of Contingent Funding Sources
  - Including Listing Services and Brokered Deposits (based on internal policy limits)

- AOCI Impact is Minimal to Equity (~5%)
  - HTM securities only amount to $269K of the $23 million investment portfolio

- Deposit Portfolio Quality
  - Deposit Concentrations and Growth
    - Only 3 Depositors meet Regulatory definition of Concentration
    - Top 2% Depositors represent only 19.6% of Deposits
    - From December 31, 2024, to March 31, 2025, deposits grew 10.5%
    - From March 31, 2024, to March 31, 2025, deposits grew 6.8%

Go-Forward Focus

Strategic

- Continue executing strategic plan
- Further hiring to support diversified lending capabilities (C&I and SBA)
- Further build out and integration of fee-based income business (SBA and TM)

Financial Outlook

- Continued growth in Fee Income
- Focus on maintaining Net Interest Margin
- Investments in franchise aligned with total revenue growth

Compelling Investment Opportunity

Balance Sheet Growth Rates

Loan Growth CAGR
December 31, 2021 – March 31, 2025



42.80%
9.83%
OPTIMUMBANK
National Peers (1)

Per Share Growth Rates

Tangible Book Value Per Share & Fully Diluted Tangible Book Value Per Share(2)



$8.06
$3.11
$9.69
$3.44
$10.39
$3.81
$8.87
$4.43
$9.19
$4.62
2021
2022
2023
2024
1Q25

OptimumBank vs. Broader Bank Universe

Efficiency Ratio



52.79%
71.38%
OPTIMUMBANK
National Peers (1)

Deposit Growth CAGR
December 31, 2021 – March 31, 2025



39.01%
5.41%
OPTIMUMBANK
National Peers (1)

Earnings Per Share Basic



$1.61
$0.68
$0.87
$1.39
$0.33
2021
2022
2023
2024
1Q25

Earnings Per Share Diluted (2)



$1.61
$0.68
$0.87
$1.33
$0.32
2021
2022
2023
2024
1Q25 (2)

Net interest margin



4.06%
3.55%
OPTIMUMBANK
National Peers (1)

(1) Peers consist of 51 publicly traded U.S. banks as of March 31, 2025, with total assets within $600 million to $3 billion.
(2) Non-GAAP measure, fully diluted shares consist of 11,751,082 common shares outstanding plus 525,641 Series C Convertible Preferred shares which can be converted into one share of common stock at any time at the option of the holder, and 11,113,889 Series B Preferred shares which can be converted to common shares at the option of the Company, subject to the prior fulfilment of the following conditions: (i) such conversion shall have been approved by the holders of a majority of the outstanding common stock of the Company; and (ii) such conversion must not result in any holder of the Series B Preferred Stock and any persons with whom the holder may be acting in concert, becoming the beneficial owners of more than 9.9% of the outstanding shares of the Company's common stock, unless the issuance, shall have been approved by all banking regulatory authorities whose approval is required for the acquisition of such shares.

Board of Directors

Moishe Gubin
Chairman of the Board

- Director of the OptimumBank Holdings, Inc. (Company) and OptimumBank (Bank) since March 2010
- Chief Executive Officer of Strawberry Fields REIT, LLC, an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center
- Licensed Certified Public Accountant in the State of New York since 2010

Joel Klein

- Director of the Company and Bank since February 2012
- Previously, CFO at Taxi Affiliation Services, LLC, VP of The Stamford Capital Group, Inc., VP of Equilease Corp
- Licensed CPA in the State of New York since 1972

Thomas Procelli

- Director of the Company since July 2017 and Bank since October 2012
- Current CFO for Better Living Solutions
- OptimumBank since the founding in 2000 through 2015
- Mr.Procelli has been in banking for over 40 years having a diverse background in operations, information systems, compliance and audit.

Avi Zwelling

- Director of the Company and Bank since December 2017
- Managing partner of Zwelling, LLC

Michael Blisko

- Director since May 2021
- Chief Executive Officer for Infinity Healthcare Management, LLC and director of Strawberry Fields REIT, Inc.
- Significant shareholder of the Company

Steven Newman

- Director of the Company and Bank since August 2022
- Active member of the South Florida business landscape for over 25 years, starting and managing multiple companies

Contact Information

Corporate Headquarters

OptimumBank Holdings, Inc.

2929 East Commercial Boulevard
Suite 303
Fort Lauderdale, FL 33308
(954) 900-2800
www.optimumbank.com

Company Contacts

Moishe Gubin
Chairman of the Board & Director
Phone: (954) 900-2813
Email: mgubin@optimumbank.com

Timothy Terry
President, Chief Executive Officer
Phone: (954) 900-2814
Email: tterry@optimumbank.com

Elliot Nunez
Executive Vice President & Chief Financial Officer
Phone: (954) 900-2840
Email: enunez@optimumbank.com